                                                                Exhibit 99.1



               Delivering Healthcare Linen Management Everyday



                                  [Photos]



                            Angelica Corporation
                               November, 2005

                            Safe Harbor Statement



This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.



                                  Angelica

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                                 Our Vision



                      Angelica's objective is to be the
                leading provider of linen management services
                 to the U.S. healthcare market by providing
               unsurpassed customer service at a good value.



                                  Angelica

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                               Equity Snapshot



o  Exchange/Symbol (IPO in 1958)                 NYSE: AGL
o  Share Price as of 11/4/05                        $14.58
o  Market Capitalization                             $136M
o  Shares Outstanding                                9.3 M
o  Market Cap/Revenues (ttm)                          0.37
o  Dividend/Yield                               $0.44/3.0%



                                  Angelica

                             Angelica's History



o Founded in 1878 as uniform manufacturing company and grew to three divisions in 1960's: Manufacturing, Textile Services and Retail
o  Sold Manufacturing division in 2002
o  Sold Retail division in July 2004
o  Reduced corporate overhead from 50 people to 15 people in 2004
o  Focused textile rental services business on healthcare linen services
o However, lingering cultural focus on local plant operations has slowed organic growth and hindered achievement of vision



                                  Angelica

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                               Angelica Today



o Completing reorganization from inward looking, plant centric operations company to outward looking customer-focused, high quality service provider
     - Effective November 1, 2005, moved to customer versus plant focused organizational structure
     - Adding key metrics to Customer Satisfaction focus such as, on-time delivery, 100% fill rates, and product quality
o Benchmarking all best practices and implementing across all 32 plants to deliver Angelica Service everywhere with optimized cost structure
o  Building an IT knowledge base and metrics



                                  Angelica

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                             Angelica Footprint

o  Delivers linen management solutions everyday

o  32 plants located in U.S.



                                   [Map]



                                  Angelica



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                              Angelica Tomorrow



o The unsurpassed healthcare service provider of linen management services leading to organic growth rate of 7-10%
o A more efficient operating model, leveraging our scale benefits and best practices, allowing gross margins to grow to 20%
o Adding additional growth through acquisitions by consolidating a fragmented market and by adding complementary healthcare services that fit our distribution model



                                  Angelica

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                       The Market is Large and Growing



|X| Angelica network reaches               U.S. Healthcare Linen Market
    approximately 60% of the               ----------------------------
    U.S. healthcare market                   Estimated at $5.6 Billion
|X| Current market share in these
    geographic markets                              [Pie Chart]
      |X| Hospitals -26%
      |X| Clinics -3%                         Long-Term Care  $1.2B
      |X| Long-Term Care -5%                  Hospitals       $2.0B
|X| Aging of population means                 Clinics         $2.4B
    demand for healthcare services
    and hence, healthcare linen
    usage will grow.



                                  Angelica

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

                           Competitive Environment

o With less than 10% share of the total healthcare market, Angelica leads a fragmented $5.6 billion market
o Only two national competitors (Crothall Services, a Compass division, and Sodexho Laundry Services)
o Approximately 11 mid-size regional providers (between $20 million and $100 million)
o  Over 1,500 hospitals still managing own laundry (OPL) or coop



                                  Angelica

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            Future Outsourcing Provides Additional Opportunities



                                       |            Untapped Acute Care
                                       |            -------------------
Acute Care Markets in which AGL        |        Markets in which AGL does
-------------------------------        |         -------------------------
          Participates                 |              not Participate
          ------------                 |              ---------------
                                       |
 28% still done by                     |             [Pie Chart]
hospitals themselves                   |
                                       |         Competitors           59%
          [Pie Chart]                  |         On-Premise Laundries  34%
                                       |         Coops                  7%
  On-Premise Laundries   22%           |
  Coops                   6%           |                  41% still one by
  Angelica               29%           |                hospitals themselves
  Competitors            43%



                                  Angelica

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                               Growth Strategy



o Provide superior service at competitive pricing to accelerate organic growth
o  Expand into high growth clinic and long-term care markets
o  Target on-premise laundry conversions
o  Pursue complementary and accretive acquisitions
o Improve efficiency of operations and refine cost structure via facility rationalization and investment



                                  Angelica

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                    Keys to Accelerating Organic Growth



o Restructure organization and reward system around the customer, increasing excellent/very good customer satisfaction ratings from 68% to 95+%
o Implement best practices that improve the customer experience, including 100% fill rates, on-time delivery and high quality products
o Sell all current customers all current products--leveraging sheets and pillowcases into garments, mops and mats--maximizing revenue per customer
o Focus clinic and long-term care selling on current customer affiliates who already enjoy Angelica Service



                                  Angelica

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             Keys to Improving Gross Margins and Profitability



o  Leverage superior service into improved pricing
o  Replicate best practices in all plants to reduce costs
o  Use financial strength for capital investments that lower costs
o  Capture economies offered by our scale
o  Add acquisitions to create more scale benefits



                                  Angelica

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                        Specific Plans to Lower Costs



o  Utilize scale in linen and other purchases
     - 1st half FY05 linen costs were 17.1% of revenues - targeting reduction of these to 16.0% by FY07
o  Use scale and new distribution process to reduce delivery costs
     - 1st half FY05 distribution costs were 13.8% of revenues - despite escalating gas costs - targeting reduction of these to 13.0% by FY07



                                  Angelica

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                        Specific Plans to Lower Costs



o  Utilize capital investment to reduce labor
     - 1st half FY05 direct labor costs were 34.7% of revenues - targeting reduction of these to 33.0% by FY08
o  Limit SG&A to 50% of sales growth rate
     - 1st half FY05 SG&A was 12.2% of revenues - targeting reduction to 11.0% by FY08
o  Eliminate peaks and valleys of natural gas purchases by buying forward
     - 1st half FY05 natural gas was up to 4.9% of revenues - after increasing to over 6% in next few quarters, bring this down to 4.0% by FY08



                                  Angelica

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              Further Opportunities for Growth Via Acquisition

o Since November 2003, we have purchased over $130 million in net healthcare revenue, while selling about $10 million of non-healthcare business
o Strategic focus is filling in market presence in Eastern and Southern United States with complementary, quality service providers
o Acquisitions range from small tuck-in volume to multiple free-standing plants
o Seek accretive acquisitions with 15% internal rate of return and 18% return on net assets.



                                  Angelica

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
                                          Acquisitions Completed to Date


   DATE                           TRANSACTION                                     BENEFIT                   REVENUES
--------------------------------------------------------------------------------------------------------------------
August 2005       Purchased customer contracts and assets from Bob        Strengthened regional position       $3 M
                  White Services in northern Ohio and upstate New York    and capacity utilization
--------------------------------------------------------------------------------------------------------------------
March 2005        Purchased Royal Institutional Services' healthcare      More than tripled New England       $45 M
                  business in Somerville and Worcester, MA                presence
--------------------------------------------------------------------------------------------------------------------
January 2005      Laundry plants and contracts in Dallas and Wichita      Strengthened Southwest              $18 M
                  Falls from National Linen Services                      position
--------------------------------------------------------------------------------------------------------------------
January 2005      Assumed lease and operations of Long Island             Improved access to NY market,       $28 M
                  healthcare plant from Tartan Textile                    especially long-term care
--------------------------------------------------------------------------------------------------------------------
December 2004     Healthcare laundry operations and customer contracts    Strengthens presence in             $20 M
                  of Golden State Services in Northern California         Northern California market
--------------------------------------------------------------------------------------------------------------------
May 2004          Purchased New England healthcare business of Tartan     Strengthened New England             $1 M
                  Textile                                                 position
--------------------------------------------------------------------------------------------------------------------
April 2004        Duke University Health System laundry in Durham, NC     Example of hospital system           $5 M
                                                                          outsourcing linen management
--------------------------------------------------------------------------------------------------------------------
December 2003     National Services' healthcare plant and business        Enabled AGL to serve 75% of         $12 M
                  located in Safety Harbor, FL                            the Florida market
--------------------------------------------------------------------------------------------------------------------
November 2003     Customer contracts and selected assets of Tenney        Strengthened regional position       $2 M
                  Laundry Services in Batavia, NY
--------------------------------------------------------------------------------------------------------------------


                                                     Angelica


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                          January 2005 Acquisitions



|X|  National Linen Service             Provides expansion and efficiency
       -  Dallas laundry plant            improvements in Dallas market
       -  Wichita Falls plant    -----> Provides market expansion capabilities
       -  Total revenue of $18M           into Oklahoma

|X|  Tartan Textile                     Improves access to NY market,
       -  Assumed leased laundry          especially long-term care
          plant in Hempstead, NY -----> Enables delivery synergies with NJ
       -  100% healthcare                 Plant
       -  Revenue of $28M               Eliminates non-compete in
                                          Philadelphia area



                                  Angelica

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                           Other 2005 Acquisitions


                                             Moves to market leader in New
|X|  Royal Institutional Services              England
       -  2 plants in Massachusetts   -----> Adds needed capacity in New England
       -  Healthcare revenues of $45M        Brings in some service best
                                               practices

|X|  Bob White Services
       -  Purchased customer                 Strengthens position in region and
          contracts and selected               increases our market share
          assets in Cleveland, OH     -----> Improves capacity utilization in
          and upstate New York                 Lorain, OH and Batavia, NY
       -  Revenue of $3M                       facilities



                                  Angelica

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
                                     Experienced Management Team

----------------------------------------------------------------------------------------------------
Steve O'Hara, CEO                        Became CEO in September 2003 after 3 years as outside
                                         director; 26 years business experience
----------------------------------------------------------------------------------------------------
Dave Van Vliet, President & COO          Joined Angelica as President and COO in June 2005; 28
                                         years of business experience, most recently President &
                                         CEO of Growing Family, Inc.
----------------------------------------------------------------------------------------------------
Russell Watson, SVP Eastern Markets      4 years with Angelica, after 12 years with National Service
                                         Industries
----------------------------------------------------------------------------------------------------
Richard Oliva, SVP Western Markets       3 years with Angelica, following 13 years with Ashland
                                         Chemicals
----------------------------------------------------------------------------------------------------
Jim Shaffer, CFO                         CPA with 28 years finance experience, including 6 years
                                         with Angelica
----------------------------------------------------------------------------------------------------
Steve Frey, General Counsel              30 years experience, including corporate, regulatory and
                                         acquisitions. Over 6 years with Angelica.
----------------------------------------------------------------------------------------------------
Steve Lang, VP Sales & Marketing         Joined Angelica in September 2004 after 8 years with
Operations                               Novartis Ophthalmics and 16 years with Allergan, Inc.
----------------------------------------------------------------------------------------------------
Scott Novak, VP Operations               2 years with Angelica,  following 16 years with Ashland
                                         Chemicals
----------------------------------------------------------------------------------------------------


                                              Angelica

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                              Financial Review




                                  Angelica




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                        Steady Annual Revenue Growth



                                  [Graph]


                               $ in Millions


                             FY00       $242.6
                             FY01       $259.1
                             FY02       $271.3
                             FY03       $291.5
                             FY04       $316.1



                                  Angelica

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               Annual Pretax Income from Continuing Operations



                                  [Graph]


                               $ in Millions


                             FY00       $ 2.1
                             FY01       $ 6.8
                             FY02       $ 5.6*
                             FY03       $15.3
                             FY04       $12.6

* FY02 pretax income from continuing operations after reflecting a $6.8 loss on early extinguishment of debt



                                  Angelica

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              Revenue and Income for First 6 months of FY 2005



                                                  Pretax Income from
                                                  ------------------
Net Revenue                                     Continuing Operations
-----------                                     ---------------------

6 mo. FY04     $155.6                           6 mo. FY04     $7.0
6 mo. FY05     $209.8                           6 mo. FY05     $0.1

                               $ in Millions


                                  Angelica

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                 Reasons for FY05 First Half Profit Decline


                                                            Cost - $MM
                                                            ----------
o  Union campaign, settled in June                             $1.5

o  Facility consolidation in Northern California                0.7

o  Management severance and financing expense write-off         0.8

o  Lower non-operating income and other income from sale of
   non-healthcare business                                      2.2

o  Energy cost rising 0.9% of revenues                          2.1

o  Workers' compensation costs up (union related)               0.7



                                  Angelica

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
                         What's Been the Annual Impact of Natural Gas


                  Total Natural   Weighted Average   Weighted Average      At FY06 Volume,
                Gas Expenditure    Total Cost per     NYMEX Cost per    Total Volume Adjusted
                                       MMBTU              MMBTU(1)          Impact vs. FY02

FY02                 $7.81M            $4.95                $4.42                  -0-
FY03                $11.15M            $6.80                $5.71                $4.4M
FY04                $12.84M            $7.30                $6.26                $5.6M
Projected FY05       $24.2M            $9.96                $8.06               $12.0M
Projected FY06*      $28.9M           $12.26               $10.00               $17.5M

(1)Excludes distribution and utility costs

*  Assumes blend of 60% locked in pricing just under $10 and 40% current spot pricing as of November 2, 2005. For reference, 40% of FY07 and 20% of FY08 is also locked in just below $10.00.


                                          Angelica

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                                 Balance Sheet Remains Strong

Condensed and Unaudited as of July 30, 2005 ($000)



Assets
-------------------------------------------------

Cash                                    $     658

Accounts receiveable (net)                 57,160

Linens in service                          43,892

Other current assets                        7,921

Property and equipment (net)              108,731


Other assets                              108,152
                                        ---------

Total Assets                            $ 326,514


A/R days outstanding                           47



Liabilities and Equity
-------------------------------------------------

Current maturities of long-term debt    $  10,419

Accounts payable                           17,009

Other current liabilities                  39,884



Long-term debt                             93,301

Other long-term liabilities                13,619

Shareholders' equity                      152,282
                                        ---------

Total Liabilities and Equity            $ 326,514


Percent debt to total capitalization        40.5%




                                  Angelica

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                                Looking Ahead

|X|  Forecasting (FY05):
       |X|  Revenues of approximately $420 million
       |X|  Gross margin approximately 12.5%
       |X|  FY 2005 continuing operations EPS about breakeven
|X|  FY06
       |X| Operational gains during year will be offset in part by $5 million in increased natural gas costs and $2 million of plant optimization expenses
       |X| Natural gas and plant optimization expense will be mostly in first two quarters
|X|  Long term
       |X|  Gross margins rising to 20% by FY08
       |X| 15% total annual revenue growth from organic growth and acquisitions



                                  Angelica

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
                                                 Keys to Achieving FY08 Targets


                             % of Total Revenue
                             ------------------
                                   Actual
                                   ------

                                  1st Half  Target
                            FY04    FY05     FY08                            Assumptions
                            ----    ----     ----                            -----------
Revenue                     100%     100%     100%     Price per pound processed increases with rate of inflation

Linen Costs                18.7%    17.1%    16.0%     Reflects FY05 mix changes and lower costs

Direct Production Labor    33.3%    34.7%    33.0%     Reflects improvement from labor settlement and capital investment

Other Production Expense   19.2%    20.5%    18.0%     Reflects plant closures and stabilization of natural gas at 4% of revenue

Delivery Expense           13.3%    13.8%    13.0%     Reflects higher gas prices offset by distribution efficiency

Gross Margin               15.5%    13.9%    20.0%

SG&A                       12.1%    12.2%    11.0%     Benefits of scale



                                                            Angelica

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                             Angelica Advantages



|X|  Market leader in healthcare textile services
|X|  Extensive national reach, with regional focus
|X|  Scalable operations
|X|  Strong, experienced management team focused on profitable growth
|X|  Dividend, currently at $0.11 per share quarterly, provides 3.0% return



                                  Angelica

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                                  Summary



                 By pursuing its stated growth initiatives,
               Angelica will be the leading provider of linen
                 management services to the U.S. healthcare
                   market and, as a result, will maximize
                earnings and cash flow and generate superior
                       returns for its shareholders.



                                  Angelica

               Delivering Healthcare Linen Management Everyday



                                  [Photos]



                            Angelica Corporation
                               November, 2005